                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-42194 of Pool Energy Services Co. on Form S-8 of our report dated May 15, 1998, appearing in this Annual Report on Form 11-K of the Pool Company 401(k) Savings Plan for the year ended December 31, 1997.




DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP
--------------------------------

Houston, Texas
June 26, 1998